# AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) — RATING: DO C9 — PAGE 1 OF 48 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO.: W9113M-10-C-0088

3. EFFECTIVE DATE: 15 Sep 2010

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.:

5. ISSUED BY — CODE W9113M
USASMDC/ARSTRAT
SMDC-RDC-EB
64 THOMAS JOHNSON DRIVE
FREDERICK MD 21702-4300

6. ADMINISTERED BY (If other than Item 5) — CODE
See Item 5

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
CLEVELAND BIOLABS, INC.
73 HIGH ST
BUFFALO NY 14203-1149

CODE 3MWX2 — FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [ X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
N/A

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: — ITEM: Block 12

11. SHIP TO/MARK FOR — CODE W90GXK
CHEMICAL-BIOLOGICAL-MEDICAL SYSTEMS PMO

64 THOMAS JOHNSON DRIVE
FREDERICK MD 21702

12. PAYMENT WILL BE MADE BY — CODE HQ0302
DFAS-ROME
DFAS-RO-A, 325 BROOKS ROAD
PHONE 800-553-0527
ROME NY 13441-4527

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

| 15A. ITEM NO. | 15B. SUPPLIES/ SERVICES | 15C. QUANTITY | 15D. UNIT | 15E. UNIT PRICE | 15F. AMOUNT |
|---|---|---|---|---|---|
| | SEE SCHEDULE | | | | |
| | | | | 15G. TOTAL AMOUNT OF CONTRACT | $5,391,866.00 |

16. TABLE OF CONTENTS

| (X) | SEC. | DESCRIPTION | PAGE(S) | (X) | SEC. | DESCRIPTION | PAGE(S) |
|---|---|---|---|---|---|---|---|
| | | PART I - THE SCHEDULE | | | | PART II - CONTRACT CLAUSES | |
| X | A | SOLICITATION/ CONTRACT FORM | 1 | X | I | CONTRACT CLAUSES | 32 - 44 |
| X | B | SUPPLIES OR SERVICES AND PRICES/ COSTS | 2 - 15 | | | PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS | |
| X | C | DESCRIPTION/ SPECS./ WORK STATEMENT | 16 | X | J | LIST OF ATTACHMENTS | 45 |
| X | D | PACKAGING AND MARKING | 17 | | | PART IV - REPRESENTATIONS AND INSTRUCTIONS | |
| X | E | INSPECTION AND ACCEPTANCE | 18 - 19 | | K | REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS | |
| X | F | DELIVERIES OR PERFORMANCE | 20 - 21 | | | | |
| X | G | CONTRACT ADMINISTRATION DATA | 22 - 26 | | L | INSTRS., CONDS., AND NOTICES TO OFFERORS | |
| X | H | SPECIAL CONTRACT REQUIREMENTS | 27 - 31 | | M | EVALUATION FACTORS FOR AWARD | |

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number W9113M-09-R-0010 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME OF CONTRACTING OFFICER
LYNN M. SELFRIDGE / CONTRACTING OFFICER
TEL:301-619-2707 EMAIL:Lynn.Selfridge@DET.AMEDD.ARMY.MIL

19B. NAME OF CONTRACTOR
BY ____________ (Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY [signature] (Signature of Contracting Officer)

20C. DATE SIGNED: 16-Sep-2010

# Additional Section A Contract Provisions

1. Notwithstanding any reference in the contractor's proposal to "period of performance", CLINS 0002, 0004, all productions CLINs and any other CLIN tied to CLINS 0002 and 0004 employ a delivery date metric and not a "period of performance" metric.

2. Notwithstanding anything to the contrary in the contractor's proposal, any work required or necessary under this contract for which the contractor relies upon financing from other financing sources, said work shall be performed under this contract consistent with and as required by the CLIN terms and CLIN pricing structure of this contract. While the Government understands the Contractor plans to obtain financing from BARDA **under non-DoD contracts** for work **required** under CLINs **in this DoD contract** priced at **N/C (no charge) necessary to obtain FDA approval**, it is agreed, **in consideration of all payments made under this DoD contract,** that 1) such pricing is not conditioned on receipt of such BARDA financing, 2) no BARDA financing shortfalls shall constitute a constructive change under this contract, 3) that this contract is not a joint contract award 4) that the U.S. Army has not subjected itself to a contingent liability not covered by DoD funding and 5) the Contractor is entirely satisfied with the adequacy of the consideration.

3. The Government acknowledges that the prices for the production quantities under CLINs 0018 through 0022 are discounted prices available only to the Government based on their prior and current investment in the developmental efforts under BAA 07-01 (contract #W9113M-08-C-0151) and RFP W9113M-09-R-0010. Notwithstanding anything to the contrary in the contractor's proposal but subject to all applicable FAR clauses contained in the contract, the prices for the production quantities under CLINs 0018 thru 0022 are unconditional FIRM FIXED prices not conditioned upon or dependent upon any variables or assumptions and that will not vary based (i) on pricing models or other pricing methodologies (whether or not stated in contractor's proposal) or (ii) upon the occurrence or nonoccurrence of any event (whether or not stated in contractor's proposal). The Government acknowledges that such prices are applicable only to those production quantities under CLINs 0018 though 0022 under RFP W9113M-09-R-0010.

4. The Government acknowledges that Cleveland Bio Labs does not have any exceptions to the Terms and Conditions stated in the solicitation (as stated in the email dated August 10, 2010).

5. All travel conducted under this contract will be performed under the Federal Travel Regulations and Per Diem Rates.

6. No Government Property has been approved for purchase under this contract.

7. Final Proposal is incorporated by reference.

# Section B - Supplies or Services and Prices

## SECTION B

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0001 | | 1 | Lot | $0.00 | $0.00 NC |

**Medical Radiation Countermeasure (MRC)**

**FFP**

Provide all Program Management and Regulatory Affairs. To include all FDA submissions and official program reporting requirements associated with CLIN 0005. To include Contract Data Requirements List (CDRL), DD Form 1423, attached in section J. Exhibits A001 through A007
All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1

FOB: Destination

NET AMT $0.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0002 | | 1 | Lot | $129,885.00 | $129,885.00 |

**Medical Radiation Countermeasure (MRC)**

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0006. To include all FDA submissions and official program reporting requirements including Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J. Exhibits A00l through A007.

FOB: Destination

NET AMT $129,885.00

ACRN AA $129,885.00
CIN: 000000000000000000000000000000

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0003 | | 1 | Lot | $61,894.00 | $61,894.00 |
| OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0007. To include all FDA submissions and official program reporting requirements to including Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J. Exhibits A00l through 4007.

FOB: Destination

NET AMT $61,894.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0004 | | 1 | Lot | $132,757.00 | $132,757.00 |
| EXERCISED OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0008. To include all FDA submissions and official program reporting requirements to including Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J, Attachment 1. Exhibits A00l through A007

FOB: Destination

NET AMT $132,757.00

ACRN AD $132,757.00
CIN: 000000000000000000000000000000

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0005 | | 1 | Lot | $0.00 | $0.00 NC |

**Medical Radiation Countermeasure (MRC)**

**FFP**

Development and Clinical Trial. Perform all efforts, not included in CLIN 0001, required for and incident to the technology development phase and delivery of a Medical Radiation Countermeasure suitable for eventual clinical use, filing of an Investigational New Drug Application (INDA), small scale manufacture, acute toxicity study, conduct of a phase I clinical trial, controlled storage of the product from date of manufacture through completion of Phase I clinical trial, and International Conference on Harmonization stability testing of the stored product. Excluding pilot animal efficacy studies. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $0.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0006 | | | Lot | | $3,275,589.00 |

**Medical Radiation Countermeasure (MRC)**

**CPIF**

Provide all necessary labor and materials, leading to the conduct of pilot animal efficacy studies in NHP model of GI-ARS at administration of the MRC at 24 hours post irradiation necessary for the item delivered in CLIN 0005. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

| | |
|---|---|
| TARGET COST | $3,005,128.00 |
| TARGET FEE | $270,461.00 |
| TOTAL TGT COST + FEE | $3,275,589.00 |
| MINIMUM FEE | $118,220.00 |
| MAXIMUM FEE | $450,769.00 |
| SHARE RATIO ABOVE TARGET | 80/20 |
| SHARE RATIO BELOW TARGET | 20/80 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 000601 | | | | | $0.00 |

**Funding for CLIN 0006**
FFP
FOB: Destination

| | |
|---|---|
| NET AMT | $0.00 |

ACRN AB $98,391.04
CIN: 000000000000000000000000000000

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 000602 | | | | | $0.00 |
| | **Funding for CLIN 0006**<br>FFP<br>FOB: Destination | | | | |
| | | | | NET AMT | $0.00 |
| | ACRN AA<br>CIN: 000000000000000000000000000000 | | | | $2,527,197.96 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 000603 | | | | | $0.00 |
| | **Funding for CLIN 0006**<br>FFP<br>FOB: Destination | | | | |
| | | | | NET AMT | $0.00 |
| | ACRN AC<br>CIN: 000000000000000000000000000000 | | | | $650,000.00 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0007 | | | Lot | | $4,713,024.00 |
| OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**CPIF**

Provide all necessary labor and materials, leading to the conduct of pilot animal efficacy studies in NHP model of GI-ARS at administration of the MRC at 48-120 hours post irradiation necessary for the item delivered in CLIN 0005. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

| | |
|---|---|
| TARGET COST | $4,323,875.00 |
| TARGET FEE | $389,149.00 |
| TOTAL TGT COST + FEE | $4,713,024.00 |
| MINIMUM FEE | $129,716.00 |
| MAXIMUM FEE | $648,581.00 |
| SHARE RATIO ABOVE TARGET | 80/20 |
| SHARE RATIO BELOW TARGET | 20/80 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0008 | | | Lot | | $1,853,635.00 |
| EXERCISED OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**CPIF**

Provide all necessary labor and materials, leading to the conduct of pilot animal efficacy studies in mouse model of GI-ARS necessary for the item delivered in CLIN 0005. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

| | |
|---|---|
| TARGET COST | $1,700,583.00 |
| TARGET FEE | $153,052.00 |
| TOTAL TGT COST + FEE | $1,853,635.00 |
| MINIMUM FEE | $51,017.00 |
| MAXIMUM FEE | $255,088.00 |
| SHARE RATIO ABOVE TARGET | 80/20 |
| SHARE RATIO BELOW TARGET | 20/80 |

ACRN AB $1,853,635.00
CIN: 000000000000000000000000000000

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0009 | | 1 | Lot | $0.00 | $0.00 NC |

**Medical Radiation Countermeasure (MRC)**

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0013. To include all FDA submissions and official program reporting requirements to including Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J. Exhibits A001 through A007. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $0.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0010 OPTION | | 1 | Lot | $217,427.00 | $217,427.00 |

**Medical Radiation Countermeasure (MRC)**

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0014. To include all FDA submissions and official program reporting requirements to include Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J. Exhibits A001 through A007. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $217,427.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
| --- | --- | --- | --- | --- | --- |
| 0011 | | 1 | Lot | $476,361.00 | $476,361.00 |
| **OPTION** | **Medical Radiation Countermeasure (MRC)** | | | | |

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0015. To include all FDA submissions and official program reporting requirements to include Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J. Exhibits A001 through A007. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $476,361.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
| --- | --- | --- | --- | --- | --- |
| 0012 | | 1 | Lot | $28,506.00 | $28,506.00 |
| **OPTION** | **Medical Radiation Countermeasure (MRC)** | | | | |

**FFP**

Provide all Program Management and Regulatory Affairs associated with CLIN 0016. To include all FDA submissions and official program reporting requirements to include Contract Data Requirements List (CDRL), DD Form 1423, attached in Section J. Exhibits A001 through A007. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $28,506.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0013 | | 1 | Lot | $0.00 | $0.00 NC |

**Medical Radiation Countermeasure (MRC)**

**FFP**

Advanced Development and FDA Approval / Licensure. Conduct all advanced development activities, associated with the Engineering, Manufacturing, and Development (EMD) Phase and drug / biologic development for approval or licensure through the FDA, and delivery of one Troop Equivalency Dose (TED) of the resulting product. Excluding pivotal animal efficacy studies, electronic common technical document (eCTD), submission of BLA and supporting the submission of an Emergency Use Authorization (EUA). All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $0.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0014 | | | Lot | | $3,197,713.00 |
| OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**CPIF**

Provide all necessary labor and materials to conduct definitive animal efficacy studies in relevant animal models in accordance with GLP regulations and guidelines and necessary for the Item delivered in CLIN 0013. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

| | |
|---|---|
| TARGET COST | $2,933,681.00 |
| TARGET FEE | $264,032.00 |
| TOTAL TGT COST + FEE | $3,197,713.00 |
| MINIMUM FEE | $88,010.00 |
| MAXIMUM FEE | $440,052.00 |
| SHARE RATIO ABOVE TARGET | 80/20 |
| SHARE RATIO BELOW TARGET | 20/80 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0015 | | | Lot | | $396,000.00 |
| OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**CPIF**

Provide all necessary labor and materials leading to the electronic CTD (electronic common technical document) format NDA / BLA submission for the GI-ARS indication and necessary for the Item delivered in CLIN 0013. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

| | |
|---|---|
| TARGET COST | $363,303.00 |
| TARGET FEE | $32,697.00 |
| TOTAL TGT COST + FEE | $396,000.00 |
| MINIMUM FEE | $10,899.00 |
| MAXIMUM FEE | $54,495.00 |
| SHARE RATIO ABOVE TARGET | 80/20 |
| SHARE RATIO BELOW TARGET | 20/80 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0016 | | | Lot | | $292,500.00 |
| OPTION | **Medical Radiation Countermeasure (MRC)** | | | | |

**CPIF**

Provide all necessary labor and materials supporting the submission of an Emergency Use Authorization (EUA) and necessary for the Item delivered in CLIN 0013. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

| | |
|---|---|
| TARGET COST | $268,349.00 |
| TARGET FEE | $24,151.00 |
| TOTAL TGT COST + FEE | $292,500.00 |
| MINIMUM FEE | $8,050.00 |
| MAXIMUM FEE | $40,252.00 |
| SHARE RATIO ABOVE TARGET | 80/20 |
| SHARE RATIO BELOW TARGET | 20/80 |

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0017 | | 1 | Lot | $257,843.00 | $257,843.00 |
| OPTION | **Earned Value Management System (EVMS)** | | | | |

**FFP**

Utilize and maintain a system that complies with ANSI-EIA-748. Includes Contract Data Requirements List (CDRL) DD form 1423, Exhibit A008 attached in Section J. This option will be exercised only in the event that the threshold for requirement of an EVM system is met. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $257,843.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0018 | | 2,500 | Each | $800.00 | $2,000,000.00 |
| **OPTION** | **Production and Delivery of MRC** | | | | |

**FFP**

Production and Delivery of a Medical Radiation Countermeasure that has been approved / licensed by the FDA. Delivery within one year after exercising this option. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.

FOB: Destination

NET AMT $2,000,000.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0019 | | 2,500 | Each | $800.00 | $2,000,000.00 |
| **OPTION** | **Production and Delivery of MRC** | | | | |

**FFP**

Production and Delivery of a Medical Radiation Countermeasure that has been approved / licensed by the FDA. Delivery within one year after exercising this option. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.
FOB: Destination

NET AMT $2,000,000.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0020 | | 2,500 | Each | $800.00 | $2,000,000.00 |
| **OPTION** | **Production and Delivery of MRC** | | | | |

**FFP**

Production and Delivery of a Medical Radiation Countermeasure that has been approved / licensed by the FDA. Delivery within one year after exercising this option. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.
FOB: Destination

NET AMT $2,000,000.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0021 | | 15,000 | Each | $800.00 | $12,000,000.00 |
| **OPTION** | **Production and Delivery of MRC** | | | | |

**FFP**

Production and Delivery of a Medical Radiation Countermeasure that has been approved / licensed by the FDA. Delivery within one year after exercising this option. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.
FOB: Destination

NET AMT $12,000,000.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0022 | | 15,000 | Each | $800.00 | $12,000,000.00 |
| OPTION | **Production and Delivery of MRC** | | | | |

**FFP**

Production and Delivery of a Medical Radiation Countermeasure that has been approved / licensed by the FDA. Delivery within one year after exercising this option. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.
FOB: Destination

NET AMT $12,000,000.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0023 | | 1 | Each | $133,604.00 | $133,604.00 |
| OPTION | **Technical Data Package (TDP)** | | | | |

**FFP**

In accordance with the Contract Data Requirements List, DD Form 1423, Exhibit A009. Delivery of this item will occur within 60 days of exercise of the option due to the Government, except, 1) Product ceases to be marketed or manufactured 2) Contractor defaults or contract is terminated. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.
FOB: Destination

NET AMT $133,604.00

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0024<br>**OPTION** | **Drug Master File (DMF)** | 1 | Each | $83,028.00 | $83,028.00 |

**FFP**

Delivery of this item will occur within 90 days of exercise of the option, to include the filing of a DMF and any necessary support to cross reference the DMF. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.
FOB: Destination

NET AMT $83,028.00

# Section C - Descriptions and Specifications

## SECTION C

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work (SOW) dated August 10, 2010.set forth in SECTION J – List of Attachements, attached hereto and made part of this contract.

# Section D - Packaging and Marking

## SECTION D

Packaging and Marking shall be in accordance with the Contractor's Statement of Work dated (August 10, 2010), Attachment 1 in Section J. All deliverables required under this contract shall be packaged, marked, and shipped in accordance with Government specifications. At a minimum, all deliveries shall be marked with the Contract Number and Contractor Name. The Contractor shall guarantee that all required materials / deliverables shall be delivered in immediate usable and acceptable condition.

# Section E - Inspection and Acceptance

## SECTION E

a. The Contracting Officer or duly authorized representative will perform inspection and acceptance of materials, deliverables, and or services to be provided.

b. For purposes of this SECTION, the Contracting Officer Technical Representative (COTR) is the authorized representative of the Contracting Officer

c. Inspection and Acceptance will be performed at:

**COTR: Mr. Kevin Carlton**
US Army, Fort Detrick – CBMS
64 Thomas Johnson Drive
Attn: MRADC Contract (W9113M-10-C-0088)
Frederick, MD 21702-4501
Email Address: kevin.carlton@us.army.mil

## INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

| CLIN | INSPECT AT | INSPECT BY | ACCEPT AT | ACCEPT BY |
|---|---|---|---|---|
| 0001 | Destination | Government | Destination | Government |
| 0002 | Destination | Government | Destination | Government |
| 0003 | Destination | Government | Destination | Government |
| 0004 | Destination | Government | Destination | Government |
| 0005 | Destination | Government | Destination | Government |
| 0006 | Destination | Government | Destination | Government |
| 000601 | *Funding CLIN* | N/A | N/A | Government |
| 000602 | *Funding CLIN* | N/A | N/A | Government |
| 000603 | *Funding CLIN* | N/A | N/A | Government |
| 0007 | Destination | Government | Destination | Government |
| 0008 | Destination | Government | Destination | Government |
| 0009 | Destination | Government | Destination | Government |
| 0010 | Destination | Government | Destination | Government |
| 0011 | Destination | Government | Destination | Government |
| 0012 | Destination | Government | Destination | Government |
| 0013 | Destination | Government | Destination | Government |
| 0014 | Destination | Government | Destination | Government |
| 0015 | Destination | Government | Destination | Government |
| 0016 | Destination | Government | Destination | Government |
| 0017 | Destination | Government | Destination | Government |
| 0018 | Destination | Government | Destination | Government |
| 0019 | Destination | Government | Destination | Government |
| 0020 | Destination | Government | Destination | Government |
| 0021 | Destination | Government | Destination | Government |
| 0022 | Destination | Government | Destination | Government |
| 0023 | Destination | Government | Destination | Government |
| 0024 | Destination | Government | Destination | Government |

d. This Contract incorporates the following Clauses by Reference, with the same force and effect as if it were given in full text. Upon written request, the Contracting Officer will make its full text available.

## CLAUSES INCORPORATED BY REFERENCE

| | | |
|---|---|---|
| 52.246-2 | Inspection Of Supplies--Fixed Price | AUG 1996 |
| 52.246-3 | Inspection Of Supplies Cost-Reimbursement | MAY 2001 |
| 52.246-7 | Inspection Of Research And Development Fixed Price | AUG 1996 |
| 52.246-8 | Inspection Of Research And Development Cost Reimbursement | MAY 2001 |
| 52.246-16 | Responsibility For Supplies | APR 1984 |
| 252.246-7000 | Material Inspection And Receiving Report | MAR 2008 |

# Section F - Deliveries or Performance

## SECTION F

### DELIVERY INFORMATION

| CLIN | DELIVERY DATE | QUANTITY | SHIP TO ADDRESS | UIC |
|---|---|---|---|---|
| 0001 | 30-SEP-2011 | 1 | CHEMICAL-BIOLOGICAL-MEDICAL SYSTEMS PMO<br>.<br>64 THOMAS JOHNSON DRIVE<br>FREDERICK MD 21702<br>FOB: Destination | W90GXK |
| 0002 | 15-AUG-2011 | 1 | (SAME AS PREVIOUS LOCATION)<br>FOB: Destination | W90GXK |
| 0003 | Option Pending | N/A | N/A | N/A |
| 0004 | 30-SEP-2011 | 1 | (SAME AS PREVIOUS LOCATION)<br>FOB: Destination. | W90GXK |
| 0005 | 30-SEP-2011 | 1 | (SAME AS PREVIOUS LOCATION)<br>FOB: Destination | W90GXK |
| 0006 | 15-AUG-2011 | | (SAME AS PREVIOUS LOCATION)<br>FOB: Destination | W90GXK |
| 000601 | Funding CLIN 0006 | N/A | N/A | N/A |
| 000602 | Funding CLIN 0006 | N/A | N/A | N/A |
| 000603 | Funding CLIN 0006 | N/A | N/A | N/A |
| 0007 | 30-SEP-2011 | | (SAME AS PREVIOUS LOCATION)<br>FOB: Destination | W90GXK |
| 0008 | 30-SEP-2011 | | (SAME AS PREVIOUS LOCATION)<br>FOB: Destination | W90GXK |
| 0009 | Option Pending | N/A | N/A | N/A |
| 0010 | Option Pending | N/A | N/A | N/A |
| 0011 | Option Pending | N/A | N/A | N/A |
| 0012 | Option Pending | N/A | N/A | N/A |

| CLIN | DELIVERY DATE | QUANTITY | SHIP TO ADDRESS | UIC |
|---|---|---|---|---|
| 0013 | Option Pending | N/A | N/A | N/A |
| 0014 | Option Pending | N/A | N/A | N/A |
| 0015 | Option Pending | N/A | N/A | N/A |
| 0016 | Option Pending | N/A | N/A | N/A |
| 0017 | Option Pending | N/A | N/A | N/A |
| 0018 | Option Pending | N/A | N/A | N/A |
| 0019 | Option Pending | N/A | N/A | N/A |
| 0020 | Option Pending | N/A | N/A | N/A |
| 0021 | Option Pending | N/A | N/A | N/A |
| 0022 | Option Pending | N/A | N/A | N/A |
| 0023 | Option Pending | N/A | N/A | N/A |
| 0024 | Option Pending | N/A | N/A | N/A |

CLAUSES INCORPORATED BY REFERENCE

| | | |
|---|---|---|
| 52.211-17 | Delivery of Excess Quantities | SEP 1989 |
| 52.242-15 | Stop-Work Order | AUG 1989 |
| 52.242-15 Alt I | Stop-Work Order (Aug 1989) - Alternate I | APR 1984 |
| 52.242-17 | Government Delay Of Work | APR 1984 |
| 52.247-29 | F.O.B. Origin | FEB 2006 |
| 52.247-34 | F.O.B. Destination | NOV 1991 |

# Section G - Contract Administration Data

## SECTION G

**Payments:**

Detailed Copies of all payment requests will be provided electronically to the Government points of contact listed below at the same time of submission to WAWF:

**Contracting Office:**
USASMDC
Attn: SMDC-RDC-EB / Drake Russell
64 Thomas Johnson Drive
Frederick, MD 21702

**Contract Specialist:**
Drake Russell
Telephone: 301-619-8472
Fax: 301-619-5069
Email: drake.russell@us.army.mil

**Contracting Officer's Technical Representative (COTR):**

COTR: Mr. Kevin Carlton
US Army, Fort Detrick – CBMS MITS
64 Thomas Johnson Drive
Attn: MRADC Contract (W9113M-10-C-0088)
Frederick, MD 21702-4501
Telephone: 301-619-8437
Fax: 301-619-4395
Email Address: kevin.carlton@us.army.mil

## ACCOUNTING AND APPROPRIATION DATA

AA: 9700400260105Y5YCM40603884BP0255Y12YMMRW90GXK02560072YMMD12044008
AMOUNT: $2,657,082.96
CIN 000000000000000000000000000000: $2,657,082.96

AB: 9790400260195Y5YCM40603884BP0255Y12YMMRW90GXK92560154YMMD12044008
AMOUNT: $1,952,026.04
CIN 000000000000000000000000000000: $1,952,026.04

AC: 9700400260105Y5YCM9600000000255Y12YM03W90GXK02560073YM0312044008
AMOUNT: $650,000.00
CIN 000000000000000000000000000000: $650,000.00

AD: 9700400260105Y5YCM9600000000255Y12YM08W90GXK02580074YM0812044008
AMOUNT: $132,757.00
CIN 000000000000000000000000000000: $132,757.00

**CLAUSES INCORPORATED BY FULL TEXT**

252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)

(a) "Definition. Contracting officer's representative" means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

**252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION (MAY 2006)**

(a) Contract **CLIN 0002, CLIN 0004, CLIN 0006, and CLIN 0008** are funded. For these item(s), the sum of $ 5,391,866 of the total price is presently available for payment and allotted to this contract. An estimated allotment schedule is set forth in paragraph (j) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least **ninety** days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT".

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

(i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

(j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

Pending successful completion of prior CLINS and the availability of funding, it is estimated that additional funds will be applied to the contract in:

February of 2011

August of 2011

(End of clause)

**INVOICING INSTRUCTIONS**

a. The contractor shall submit payment request electronically in accordance with DFARS 252.232-7003 utilizing Wide Area Work Flow (WAWF). The WAWF application allows DOD vendors to submit and track invoices and receipt/acceptance documents electronically. The contractor shall register with WAWF at https://wawf.eb.mil and ensure an electronic business point of contract (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) days after award of this contract. Payments made under this contract shall be via Electronic Funds Transfer (EFT) and shall be based on the EFT information contained in the Central Contractor Registration (CCR) database. The contractor shall ensure that its EFT information in the CCR database remains current and correct. WAWF training is provided at http://www.wawftraining.com/. This application allows contractor submittal and tracking of invoices and receipt/acceptance documents. Questions relating to system setup and training can be directed to the associated site help desks and the Army WAWF Help Desk which provides support for all users as follows. Questions can also be sent via email to: cco-ec-army-wawf-helpdesk@dfas.mil:

Hours of Operation: Monday – Friday, 0630-1800 EDT
Phone Numbers: Toll Free: 1-877-2232-9293
Comm: 1-317-510-0625 or DSN: 699-0625

b. Multiple pricing structures may be utilized for this contract or, if a task ordering contract, for individual task orders issued thereunder. In order to ensure the successful flow of WAWF documents, the type of payment request submitted shall be based on the following as applicable:

**Invoice and Receiving Report (COMBO)**: applicable to Firm-Fixed-Price (FFP) contracts/task orders that include the delivery of supplies/hardware.

**Invoice as 2-in-1**: applicable to Labor Hour and FFP contracts for services only.

**X** **Cost Voucher**: applicable to Cost-Reimbursement type contracts.

**Construction Invoice**: applicable to contracts/task orders for construction.

**X** **Please email copies** of the invoices to the following Government Personnel:

Mr. Kevin Carlton: kevin.carlton@us.army.mil

Mr. Drake Russell: drake.russell@us.army.mil

c. **WAWF requires the following data for each payment request:**

**Contract/Task Order Data**

| | |
|---|---|
| Contractor CAGE Code: | 3MWX2 |
| Issue by DODAAC: | W9113M |
| Admin by DODAAC: | W9113M |
| Inspect by DODAAC: | W9113M |
| Accept by DODAAC: | W9113M |
| Ship to DODAAC: | W9113M |

Payment by DODAAC: HQ0302

**Email Points of Contact Listing**

| | | |
|---|---|---|
| Inspector: | Mrs. Linda Sheffer | linda.sheffer@us.army.mil |
| Acceptor: | Mrs. Linda Sheffer | linda.sheffer@us.army.mil |
| Contracting Specialist: | Mr. Drake Russell | drake.russell@us.army.mil |
| Contracting Officer: | Mrs. Lynn Selfridge | lynn.selfridge@us.army.mil |
| COTR / COR: | Mr. Kevin Carlton | kevin.carlton@us.army.mil |

(Contracting Officer's Technical Representative / Contracting Officer Representative)

d. Questions concerning payments shall be directed to the Defense Finance and Accounting Service (DFAS). The appropriate DFAS office is indentified in the "PAYMENT WILL BE MADE BY" block on the contract award coversheet. Please have your contract and, if applicable, task order number ready when calling about payments. Payment and receipt information may be accessed using the DFAS web site MyInvoice. MyInvoice is a web-based application developed specifically for contractors/vendors and Government/ Military employees to obtain invoice status. It is an interactive web-based system, accessible 24/7. Users must allow pop-up messages within this system. Your contract and, if applicable, task order number or invoice number will be required to inquire about the status of your payment. For additional information, see the MyInvoice website at https://myinvoice.csd.disa.mil/ or visit http://www.dfas.mil/contractorpay/ electroniccommerce/myinvoice.html.

e. The contractor may submit requests for payment through WAWF not more often than once every 2 weeks .

f. For Labor Hour and T&M contracts/task orders, payment requests for labor shall be based on the total labor hours/DPPH expended thereunder for the applicable billing period. These labor charges shall be derived by applying the total hours expended for each labor category multiplied by the applicable fixed-labor rates specified in the contract/task order. Labor charges for cost-reimbursement contracts/task orders shall be based on the total hours expended for each labor category multiplied by actual direct labor rates plus applicable indirect burdens and fee. Travel and ODC/material under T&M and Cost-Reimbursement type contracts/task orders shall be billed at actual costs. For each payment request, the contractor shall attach/upload into WAWF sufficient documentation as to how the billed amounts were derived/calculated.

g. For Firm-Fixed-Price contracts/task orders, payments on the total contract price (excluding any unexercised options) may be requested in equal monthly (or bi-weekly if a small business) amounts calculated over the life of the contract/task order unless alternative payment schedules (e.g., performance-based payments) are specified elsewhere in the contract, or if applicable, in individual task orders.

h. For each payment request, the contractor shall maintain sufficient documentation to substantiate the submitted charges. Such documentation shall include evidence of actual expenditures/payment such as individual daily job timecards, subcontractor/vendor invoices and payment receipts, or other substantiation specified by the Contracting Officer. Such data shall be maintained and readily available for audit purposes, but shall not be included with the WAWF submission. The contractor shall provide such documentation within 7 days of request by the Procuring Contracting Officer, Administrative Contracting Officer, or DCAA auditor.

i. The contractor shall ensure that each payment request submitted in WAWF denotes that the Contracting Officer and Contract Specialist will receive a copy of the payment request notice.

j. Except for FFP contracts/task orders, the contractor and each assignee under an assignment entered into under this contract or, if applicable, an individual task order and in effect at the time of final payment on

this contract or, if applicable, an individual task order issued under this contract, shall execute and deliver, at the time of and as a condition precedent to, any final payment thereunder, a release discharging the Government, its officers, agents, and employees, of and from all liabilities, obligations, and claims arising out of, or under, the specific contract/task order. These closing documents shall be submitted with the final payment request.

k. The contractor shall submit final payment requests for Labor Hour and FFP contracts/task orders within 120 days (or longer if approved in writing by the Contracting Officer) after contract/order completion. For T&M or Cost-Reimbursement type contracts/task orders, the contractor shall prepare a final payment request within 120 days (or longer if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates to reflect the settled amounts and rates for the performance period covered. The cognizant DCAA shall perform a final audit on the contractor's final payment request to determine allowable costs. The Administrative Contracting Officer may utilize the cumulative allowable worksheets included with the DCAA incurred cost audit reports in lieu of requesting DCAA to perform the final closeout audit to determine the final costs on the cost reimbursable portions of the contract/task order.

# Section H - Special Contract Requirements

## SECTION H

**1. PROHIBITION OF USE OF LABORATORY ANIMALS**
**Information and guidance is provided at the following web site:**
**https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.acuro**

https://mrmc.amedd.army.mil/rodorpaurd.asp

**** PROHIBITION – READ FURTHER FOR DETAILS ****

Notwithstanding any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Materiel Command, Animal Care and Use Office. You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army Medical Research and Materiel Command, Animal Care and Use Office under separate letter to the recipient and Principal Investigator. A copy of this approval will be provided to the US Army Space and Missile Defense Command for the official file. Non-compliance with any provision of this clause may result in the termination of the award.

**2. PROHIBITION OF USE OF HUMAN SUBJECTS**
**Information and guidance is provided at the following web site:**

**https://mrmc.amedd.army.mil/rodorphrpo.asp**

**** PROHIBITION – READ FURTHER FOR DETAILS ****

Research under this award involving the use of human subjects may not begin until the U.S. Army Medical Research and Materiel Command's Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Space and Missile Defense Command for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

**3. PROHIBITION OF USE OF HUMAN ANATOMICAL SUBSTANCES**
**Information and guidance is provided at the following web site:**

https://mrmc.amedd.army.mil/rodorphrpo.asp

**** PROHIBITION – READ FURTHER FOR DETAILS****

Research at funded institutions using human anatomical substances may not begin until the U.S. Army Medical Research and Materiel Command's Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human anatomical substances under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Space and Missile Defense Command for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

**4. OPTION CONRACT LINE ITEMS 0003 AND 0004:**

Option Contract Line Items CLINS 9 – 22 will not be exercised if successful demonstration of acceptable human safety and pharmacokinetics in a Phase 1 human clinical trial, pilot animal efficacy trials, and reproducible and scalable small scale GMP production has not met the Government's satisfaction (submission of data required in CDRL A004).

**5. MINIMUM INSURANCE LIABILITY**: Pursuant to the requirements of the contract clause 52.228-7, "Insurance – Liability to Third Persons," the contractor shall obtain and maintain at least the following kinds of insurance and minimum liability coverage during any period of contract performance:

a. Workman's Compensation and Employers' Liability Insurance: Compliance with applicable workmen's compensation and occupational disease statutes is required. Employers' liability coverage in the minimum amount of $100,000 is required.

b. Comprehensive General Liability Insurance: Bodily injury liability insurance, in the minimum limits of $1,000,000 per occurrence, is required on the comprehensive form of policy; however, property damage liability insurance is not required.

c. Automobile Liability Insurance: This insurance is required on the comprehensive form of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At least the minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage is required.

**CLAUSES INCORPORATED BY FULL TEXT**

**252.2304-7002 EARNED VALUE MANAGEMENT SYSTEM (APR 2008)**

(a) In the performance of this contract, the Contractor shall use--

(1) An Earned Value Management System (EVMS) that complies with the EVMS guidelines in the American National Standards Institute/Electronic Industries Alliance Standard 748, Earned Value Management Systems (ANSI/EIA-748); and

(2) Management procedures that provide for generation of timely, reliable, and verifiable information for the Contract Performance Report (CPR) and the Integrated Master Schedule (IMS) required by the CPR and IMS data items of this contract.

(b) If this contract has a value of $50,000,000 or more, the Contractor shall use an EVMS that has been determined by the Cognizant Federal Agency (CFA) to be in compliance with the EVMS guidelines as stated in paragraph (a)(1) of this clause. If, at the time of award, the Contractor's EVMS has not been determined by the CFA to be in compliance with the EVMS guidelines as stated in paragraph (a)(1) of this clause, the Contractor shall apply its current system to the contract and shall take necessary actions to meet the milestones in the Contractor's EVMS plan.

(c) If this contract has a value of less than $50,000,000, the Government will not make a formal determination that the Contractor's EVMS complies with the EVMS guidelines in ANSI/EIA-748 with respect to the contract. The use of the Contractor's EVMS for this contract does not imply a Government determination of the Contractor's compliance with the EVMS guidelines in ANSI/EIA-748 for application to future contracts. The Government will allow the use of a Contractor's EVMS that has been formally reviewed and determined by the CFA to be in compliance with the EVMS guidelines in ANSI/EIA-748.

(d) The Contractor shall submit notification of any proposed substantive changes to the EVMS procedures and the impact of those changes to the CFA. If this contract has a value of $50,000,000 or more, unless a waiver is granted by the CFA, any EVMS changes proposed by the Contractor require approval of the CFA prior to implementation. The CFA will advise the Contractor of the acceptability of such changes as soon as practicable (generally within 30 calendar days) after receipt of the Contractor's notice of proposed changes. If the CFA waives the advance approval requirements, the Contractor shall disclose EVMS changes to the CFA at least 14 calendar days prior to the effective date of implementation.

(e) The Government will schedule integrated baseline reviews as early as practicable, and the review process will be conducted not later than 180 calendar days after (1) contract award, (2) the exercise of significant contract options, and (3) the incorporation of major modifications. During such reviews, the Government and the Contractor will jointly assess the Contractor's baseline to be used for performance measurement to ensure complete coverage of the statement of work, logical scheduling of the work activities, adequate resourcing, and identification of inherent risks.

(f) The Contractor shall provide access to all pertinent records and data requested by the Contracting Officer or duly authorized representative as necessary to permit Government surveillance to ensure that the EVMS complies, and continues to comply, with the performance criteria referenced in paragraph (a) of this clause.

(g) When indicated by contract performance, the Contractor shall submit a request for approval to initiate an over-target baseline or over-target schedule to the Contracting Officer. The request shall include a top-level projection of cost and/or schedule growth, a determination of whether or not performance variances will be retained, and a schedule of implementation for the rebaselining. The Government will acknowledge receipt of the request in a timely manner (generally within 30 calendar days).

(h) The Contractor shall require its subcontractors to comply with EVMS requirements as follows:

(1) For subcontracts valued at $50,000,000 or more, the following subcontractors shall comply with the requirements of this clause:

(Contracting Officer to insert names of subcontractors (or subcontracted effort if subcontractors have not been selected) designated for application of the EVMS requirements of this clause.)

(2) For subcontracts valued at less than $50,000,000, the following subcontractors shall comply with the requirements of this clause, excluding the requirements of paragraph (b) of this clause:

(Contracting Officer to insert names of subcontractors (or subcontracted effort if subcontractors have not been selected) designated for application of the EVMS requirements of this clause.)

(End of clause)

**PUBLIC RELEASE OF INFORMATION:**

a. In accordance with DFARS 252.204-7000, Disclosure of Information, The Contractor shall not release to anyone outside the Contractor's organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless the Contractor has written approval or the information is otherwise in the public domain before the date of release.

b. Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer Technical Representative (COTR) noted in the contract, Section H, at least 45 days before the proposed date for release. All material to be cleared shall be sent by certified mail/return receipt requested to:

Mr. Kevin Carlton
US Army, Fort Detrick – CBMS MITS
64 Thomas Johnson Drive
Attn: MRADC Contract (W9113M-10-C-0088)
Frederick, MD 21702-4501

c. The COTR shall process the request in accordance with SMDC form 614-R.

d. If there is no response within 30 days, the Contractor shall resubmit the request to:

Joint Project Manager – MITS
US Army, Fort Detrick – CBMS MITS
64 Thomas Johnson Drive
Attn: MRADC Contract (W9113M-10-C-0088)
Frederick, MD 21702-4501

e. The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor.

**KEY PERSONNEL:** Key personnel (e.g., Principal Investigator, Principal Engineer, or equivalent) must be employed and or engaged with the firm at the time of award and shall be maintained, to the maximum extent possible, throughout this program. The Principal Investigator must spend more than one-half of his/her time with the firm. Should changes be necessary, the contractor shall notify the Government in writing of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.

| Name | Title |
|---|---|
| 1. Yakov Kogan, PhD, MBA | Business Manager/Chief Operating Officer |
| 2. Michelle Ross, DVM, PhD, MS | SVP of Public Health and Gov. Services |
| 3. Andrei Gudkov, PhD, D.Sci | Chief Scientific Officer |
| 4. Vadim Krivokrysenko, PhD | CBLB502, Project Manager |
| 5. Ann Hards, PhD | VP of Regulatory Affairs |
| 6. Michael Kurman, MD | Chief Medical Officer |
| 7. Ed Venkat, PhD | Director, CMC |

# Section I - Contract Clauses

## SECTION I

### CLAUSES INCORPORATED BY REFERENCE

| | | |
|---|---|---|
| 52.202-1 | Definitions | JUL 2004 |
| 52.203-2 | Certificate Of Independent Price Determination | APR 1985 |
| 52.203-3 | Gratuities | APR 1984 |
| 52.203-5 | Covenant Against Contingent Fees | APR 1984 |
| 52.203-6 | Restrictions On Subcontractor Sales To The Government | SEP 2006 |
| 52.203-7 | Anti-Kickback Procedures | JUL 1995 |
| 52.203-8 | Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity | JAN 1997 |
| 52.203-10 | Price Or Fee Adjustment For Illegal Or Improper Activity | JAN 1997 |
| 52.203-12 | Limitation On Payments To Influence Certain Federal Transactions | SEP 2007 |
| 52.203-13 | Contractor Code of Business Ethics and Conduct | APR 2010 |
| 52.203-14 | Display of Hotline Poster(s) | DEC 2007 |
| 52.204-4 | Printed or Copied Double-Sided on Recycled Paper | AUG 2000 |
| 52.204-7 | Central Contractor Registration | APR 2008 |
| 52.204-10 | Reporting Executive Compensation and First-Tier Subcontract Awards | JUL 2010 |
| 52.204-10 | Reporting Executive Compensation and First-Tier Subcontract Awards | JUL 2010 |
| 52.209-6 | Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment | SEP 2006 |
| 52.209-8 | Updates of Information Regarding Responsibility Matters | APR 2010 |
| 52.211-5 | Material Requirements | AUG 2000 |
| 52.215-2 | Audit and Records--Negotiation | MAR 2009 |
| 52.215-8 | Order of Precedence--Uniform Contract Format | OCT 1997 |
| 52.215-10 | Price Reduction for Defective Cost or Pricing Data | OCT 1997 |
| 52.215-12 | Subcontractor Cost or Pricing Data | OCT 1997 |
| 52.215-14 | Integrity of Unit Prices | OCT 1997 |
| 52.215-19 | Notification of Ownership Changes | OCT 1997 |
| 52.216-7 | Allowable Cost And Payment | DEC 2002 |
| 52.217-5 | Evaluation Of Options | JUL 1990 |
| 52.217-7 | Option For Increased Quantity-Separately Priced Line Item | MAR 1989 |
| 52.217-9 | Option To Extend The Term Of The Contract | MAR 2000 |
| 52.219-6 | Notice Of Total Small Business Set-Aside | JUN 2003 |
| 52.219-8 | Utilization of Small Business Concerns | MAY 2004 |
| 52.219-14 | Limitations On Subcontracting | DEC 1996 |
| 52.222-19 | Child Labor -- Cooperation with Authorities and Remedies | JUL 2010 |
| 52.222-20 | Walsh-Healey Public Contracts Act | DEC 1996 |
| 52.222-21 | Prohibition Of Segregated Facilities | FEB 1999 |
| 52.222-26 | Equal Opportunity | MAR 2007 |
| 52.222-35 | Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans | SEP 2006 |
| 52.222-36 | Affirmative Action For Workers With Disabilities | JUN 1998 |
| 52.222-37 | Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans | SEP 2006 |
| 52.222-50 | Combating Trafficking in Persons | FEB 2009 |

| | | |
|---|---|---|
| 52.222-54 | Employment Eligibility Verification | JAN 2009 |
| 52.223-3 | Hazardous Material Identification And Material Safety Data | JAN 1997 |
| 52.223-6 | Drug-Free Workplace | MAY 2001 |
| 52.223-9 | Estimate of Percentage of Recovered Material Content for EPA-Designated Items | MAY 2008 |
| 52.223-14 | Toxic Chemical Release Reporting | AUG 2003 |
| 52.225-13 | Restrictions on Certain Foreign Purchases | JUN 2008 |
| 52.227-1 | Authorization and Consent | DEC 2007 |
| 52.227-2 | Notice And Assistance Regarding Patent And Copyright Infringement | DEC 2007 |
| 52.227-11 | Patent Rights--Ownership By The Contractor | DEC 2007 |
| 52.228-7 | Insurance--Liability To Third Persons | MAR 1996 |
| 52.229-3 | Federal, State And Local Taxes | APR 2003 |
| 52.232-1 | Payments | APR 1984 |
| 52.232-9 | Limitation On Withholding Of Payments | APR 1984 |
| 52.232-11 | Extras | APR 1984 |
| 52.232-17 | Interest | OCT 2008 |
| 52.232-20 | Limitation Of Cost | APR 1984 |
| 52.232-22 | Limitation Of Funds | APR 1984 |
| 52.232-23 | Assignment Of Claims | JAN 1986 |
| 52.232-25 | Prompt Payment | OCT 2008 |
| 52.232-33 | Payment by Electronic Funds Transfer--Central Contractor Registration | OCT 2003 |
| 52.233-1 | Disputes | JUL 2002 |
| 52.233-3 | Protest After Award | AUG 1996 |
| 52.233-4 | Applicable Law for Breach of Contract Claim | OCT 2004 |
| 52.242-1 | Notice of Intent to Disallow Costs | APR 1984 |
| 52.242-3 | Penalties for Unallowable Costs | MAY 2001 |
| 52.242-13 | Bankruptcy | JUL 1995 |
| 52.243-1 Alt V | Changes--Fixed-Price (Aug 1987) - Alternate V | APR 1984 |
| 52.243-2 Alt V | Changes--Cost-Reimbursement (Aug 1987) - Alternate V | APR 1984 |
| 52.244-2 | Subcontracts | JUN 2007 |
| 52.244-5 | Competition In Subcontracting | DEC 1996 |
| 52.246-23 | Limitation Of Liability | FEB 1997 |
| 52.246-24 | Limitation Of Liability--High-Value Items | FEB 1997 |
| 52.249-2 | Termination For Convenience Of The Government (Fixed-Price) | MAY 2004 |
| 52.249-6 | Termination (Cost Reimbursement) | MAY 2004 |
| 52.249-9 | Default (Fixed-Priced Research And Development) | APR 1984 |
| 52.249-14 | Excusable Delays | APR 1984 |
| 52.252-6 | Authorized Deviations In Clauses | APR 1984 |
| 52.253-1 | Computer Generated Forms | JAN 1991 |
| 252.203-7000 | Requirements Relating to Compensation of Former DoD Officials | JAN 2009 |
| 252.203-7001 | Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies | DEC 2008 |
| 252.203-7002 | Requirement to Inform Employees of Whistleblower Rights | JAN 2009 |
| 252.204-7003 | Control Of Government Personnel Work Product | APR 1992 |
| 252.204-7004 Alt A | Central Contractor Registration (52.204-7) Alternate A | SEP 2007 |
| 252.204-7008 | Export-Controlled Items | APR 2010 |
| 252.209-7004 | Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country | DEC 2006 |
| 252.225-7000 | Buy American Act--Balance Of Payments Program Certificate | DEC 2009 |

| | | | |
|---|---|---|---|
| 252.226-7001 | Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns | SEP 2004 | |
| 252.227-7013 | Rights in Technical Data--Noncommercial Items | NOV 1995 | |
| 252.227-7016 | Rights in Bid or Proposal Information | JUN 1995 | |
| 252.227-7027 | Deferred Ordering Of Technical Data Or Computer Software | APR 1988 | |
| 252.227-7030 | Technical Data--Withholding Of Payment | MAR 2000 | |
| 252.227-7037 | Validation of Restrictive Markings on Technical Data | SEP 1999 | |
| 252.227-7039 | Patents--Reporting Of Subject Inventions | APR 1990 | |
| 252.231-7000 | Supplemental Cost Principles | DEC 1991 | |
| 252.232-7003 | Electronic Submission of Payment Requests and Receiving Reports | MAR 2008 | |
| 252.232-7004 | DOD Progress Payment Rates | OCT 2001 | Applicable FFP CLIN's |
| 252.232-7010 | Levies on Contract Payments | DEC 2006 | |
| 252.235-7002 | Animal Welfare | DEC 1991 | |
| 252.235-7004 | Protection of Human Subjects | JUL 2009 | |
| 252.235-7010 | Acknowledgment of Support and Disclaimer | MAY 1995 | |
| 252.243-7001 | Pricing Of Contract Modifications | DEC 1991 | |
| 252.243-7002 | Requests for Equitable Adjustment | MAR 1998 | |
| 252.244-7000 | Subcontracts for Commercial Items and Commercial Components (DoD Contracts) | AUG 2009 | |
| 252.246-7001 | Warranty Of Data | DEC 1991 | |
| 252.246-7001 Alt II | Warranty Of Data (Dec 1991) - Alternate II | DEC 1991 | |

**CLAUSES INCORPORATED BY FULL TEXT**

**52.216-10 INCENTIVE FEE (MAR 1997)**

(a) General. The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.

(b) Target cost and target fee. The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) below.

(1) "Target cost," as used in this contract, means the estimated cost of this contract as initially negotiated, adjusted in accordance with paragraph (d) below.

(2) "Target fee," as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) below.

(c) Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of 85 percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed 15 percent of the applicable fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports,

and is not delinquent in submitting final vouchers on prior years' settlements. The Contracting Officer may release up to 90 percent of the fee withholds under this contract based on the Contractor's past performance related to the submission and settlement of final indirect cost rate proposals.

(d) Equitable adjustments. When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.

(e) Fee payable. (1) The fee payable under this contract shall be the target fee increased by **80 Cents** for every dollar that the total allowable cost is less than the target cost or decreased by **20 Cents** for every dollar that the total allowable cost exceeds the target cost. In no event shall the fee be greater than **15 Percent** or less than **3 Percent** of the target cost.

(2) The fee shall be subject to adjustment, to the extent provided in paragraph (d) above, and within the minimum and maximum fee limitations in subparagraph (1) above, when the total allowable cost is increased or decreased as a consequence of (i) payments made under assignments or (ii) claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.

(3) If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.

(4) For the purpose of fee adjustment, "total allowable cost" shall not include allowable costs arising out of--

(i) Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor;

(ii) The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor's being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty;

(iii) Any direct cost attributed to the Contractor's involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause;

(iv) The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for liabilities to third persons pursuant to the Insurance Liability to Third Persons clause;

(v) Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or

(vi) Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.

(5) All other allowable costs are included in "total allowable cost" for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.

(f) Contract modification. The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.

(g) Inconsistencies. In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

*To be filled in upon award.

(End of clause)

**52.217-7 OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989)**

The Government may require the delivery of the numbered line items CLIN 18 - 24, each identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within **30 days.** Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2009)

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is ``not dominant in its field of operation'' when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to

this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

**The Contractor represents that it is a small business concern under NAICS Code 541711 assigned to contract number W9113M-10-C-0088**

| Signature | Title | Date |
| --- | --- | --- |

(End of clause)

**52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)**

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/vfafara.htm

http://farsite.hill.af.mil/VFDFARA.HTM

http://farsite.hill.af.mil/VFAFARa.HTM

https://www.acquisition.gov/Far/

(End of clause)

**252.204-7000 DISCLOSURE OF INFORMATION (DEC 1991)**

(a) The Contractor shall not release to anyone outside the Contractor's organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless--

(1) The Contracting Officer has given prior written approval; or

(2) The information is otherwise in the public domain before the date of release.

(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer.

(End of clause)

252.211-7003 ITEM IDENTIFICATION AND VALUATION (AUG 2008)

(a) Definitions. As used in this clause'

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means--

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent" means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/pdi/uid/iuid_equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government's unit acquisition cost means--

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) All delivered items for which the Government's unit acquisition cost is $5,000 or more.

(ii) The following items for which the Government's unit acquisition cost is less than $5,000:

| Contract line, subline, or exhibit line item No. | Item description |
| --- | --- |

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ----
.

(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that--

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology--EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology--EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology--Transfer Syntax for High Capacity Automatic Data Capture Media.

(4) Unique item identifier.

(i) The Contractor shall--

(A) Determine whether to--

(1) Serialize within the enterprise identifier;

(2) Serialize within the part, lot, or batch number; or

(3) Use a DoD recognized unique identification equivalent; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code--

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

(8) Current part number effective date (optional and only if current part number is used).

(9) Serial number (if concatenated unique item identifier is used).

(10) Government's unit acquisition cost.

(11) Unit of measure.

(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number (if there is serialization within the original part number).**

(7) Lot or batch number (if there is serialization within the lot or batch number).**

(8) Current part number (optional and only if not the same as the original part number).**

(9) Current part number effective date (optional and only if current part number is used).**

(10) Serial number (if concatenated unique item identifier is used).**

(11) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/pdi/uid/data_ submission_information.html.

(g) Subcontracts. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s).

(End of clause)

# Section J - List of Documents, Exhibits and Other Attachments

## SECTION J

### LIST OF ATTACHMENTS

| Attachment No. | Description | Date | Number of Pages |
|---|---|---|---|
| 1 | Contractor's Statement of Work | August 10, 2010 | 6 pages |

### Contract Data Requirements List

(CDRL) DD Form 1423

| Exhibit No. | Description |
|---|---|
| A001 | Contractor's Progress, Status and Management Reports |
| A002 | Contract Work Breakdown Structure (CWBS) |
| A003 | Integrated Master Schedule (IMS) |
| A004 | FDA Communications and Study Reports |
| A005 | Interim Program Review |
| A006 | Report, Production, or Delivery Problems |
| A007 | Contract Funds Status Report (CFSR) |
| A008 | Contract Performance Report (CPR) |
| A009 | Technical Data Package (TDP) |

# Statement of Work

## 2.1 Statement of Work (SOW) (L.3.2.1; M.3.2.2.1) Dated August 10, 2010.

Cleveland BioLabs, Inc.'s (CBLI) lead product, CBLB502, is currently being tested in Phase 1b clinical trials. Both preclinical and clinical evidence support CBLB502's use to repair Gastrointestinal (GI) damage from Acute Radiation Syndrome (ARS) and to restore the anatomic integrity and normal physiological functioning of the GI tract following radiation exposure. CBLI is developing CBLB502 as a post-exposure Medical Radiation Countermeasure (MRC) in the treatment of ionizing radiation (IR) injury, specifically the GI subsyndrome of ARS (GI-ARS). Further, our MRC will decrease incapacity of affected military forces following exposure to IR such that they can maintain operational effectiveness within a contaminated area, regardless of radiation source. The completed work items listed in the Statement of Objectives (SOO) are included in this SOW for completeness and are indicated in *italic* below.

## Technology Development Phase (CLIN0001 and CLIN0002)

CBLI shall arrange for, supervise, and provide all the human resources, facilities and expertise to prepare, submit and maintain an IND for ARS. These activities include, but are not limited to, the activities listed below.

**C.3.1.1.** CBLI completed cGMP compliant (21 CFR Part 210 and 211) small-scale manufacturing process development and qualification for CBLB502 and currently manufactures CBLB502 in a cGMP compliant manufacturing facility operated by SynCo Bio Partners N.V. Two small-scale (5L) consistency batches with purity > 96% (Lots 09-COB4-3040-I01 and 09-COB4-3040-I02) were successfully manufactured in Nov-Dec 2009.

**C.3.1.2.** CBLI successfully manufactured a cGMP compliant lot of CBLB502 for use in nonclinical toxicology and Phase 1 studies. This lot of CBLB502 was used to support the ARS IND (#100,480) filed by CBLI for CBLB502 (CBLB502 IND) with the FDA (see Section C.3.1.6).

**C.3.1.3.** CBLI completed development and validation of analytical assays for cGMP compliant product characterization and lot release. The lot release specifications for small-scale process development were fortified based on a FDA recommendation and were used to release product for CBLI's completed and ongoing clinical trials. The lot release specifications for Bulk Drug Substance (BDS) include tests for appearance, pH, ID, purity, content, potency, endotoxin, residual DNA, residual host cell protein, and sterility.

**C.3.1.4.** CBLI completed Good Laboratory Practices (GLP) compliant acute toxicology studies in mice and non-human primates (NHPs) to support the CBLB502 IND. These studies were reviewed and approved by the FDA and will support the CBLB502 BLA filing for ARS (see <u>Section C.3.2.10</u>). Animal protocols were approved by the local Institutional Animal Care and Use Committee (IACUC), for all studies, and DoD's Animal Care and Use Review Office (ACURO), for all DoD funded studies.

**C.3.1.5.** CBLI is in the process of conducting appropriate pilot animal model studies to support approval under the Animal Rule. CBLI has established the Rhesus macaque (*Macaca mulatta*) and mice (*Mus* musculus) as the relevant animal models. CBLI shall conduct such efficacy studies at a radiation dose sufficient to cause GI-ARS. Animal protocols for studies occurring prior to or concurrent with the date hereof were approved by the local IACUC, for all studies, and ACURO, for all DoD funded studies. All animal protocols for studies funded under this Statement of Work will be approved by the local IACUC and ACURO. CBLI shall perform all necessary and appropriate steps to ensure agreement with the FDA on the animal models to be used in pivotal studies required for BLA submission under the Animal Rule.

**C.3.1.5.1.** CBLI shall conduct such efficacy studies in Rhesus macaque (*Macaca mulatta*) at a radiation dose sufficient to cause GI-ARS with drug administered at 24 hours post irradiation.

**C.3.1.5.2.** **<u>Option.</u>** CBLI shall conduct such efficacy studies in Rhesus macaque (*Macaca mulatta*) at a radiation dose sufficient to cause GI-ARS with drug administered at 48-120 hours post irradiation.

**C.3.1.5.3.** **<u>Option.</u>** CBLI shall conduct such efficacy studies in mice (*Mus* musculus) at a radiation dose sufficient to cause GI-ARS with drug administered at 4-120 hours post irradiation.

**C.3.1.6.** CBLI submitted and received approval for an IND for use of CBLB502 in the treatment of ARS (IND 100,480).

**C.3.1.7.** CBLI completed a Phase 1a dose escalation clinical safety/PK/PD study in a 50 healthy human subjects in accordance with FDA Good Clinical Practices (GCP). CBLI is currently conducting a Phase 1b dose validation study in 100 human subjects. Institutional Review Board (IRB) approval was obtained at all institutions conducting the clinical trials.

**C.3.1.8.** CBLI will store product from the same lot as was used in the Phase 1a and Phase 1b (Phase 1 product) clinical trials under cGMP controlled conditions for two years following the end of each trial. CBLI has current storage data on the product used in both the Phase 1a and Phase 1b clinical trials (Phase 1 Product) beginning Sep 2007.

**C.3.1.9.** Perform an International Conference on Harmonisation (ICH-compliant stability testing program on the product referenced in C.3.1.8.

**C.3.1.8** CBLI will perform program management and regulatory affairs tasks associated with SOW tasks C.3.1.1 – C.3.1.9.

**<u>Engineering, Manufacturing and Development Phase (CLIN0003 and CLIN0004)</u>**

CBLI shall arrange, for, supervise, and provide all the human resources, facilities and expertise to prepare and submit a BLA for GI-ARS indication under the FDA Animal Rule. These activities include, but are not limited to, the activities listed below.

**C.3.2.1.** CBLI completed development of a Lyo drug product formulation that is suitable for administration in humans and a delivery system that is suitable for military use. Our envisioned delivery system will involve the drug product stored either at 2-8 °C or controlled room temperature (20-25°C) in single dose vials that would be administered intramuscularly after reconstituting the drug product using Water for Injection (WFI) using a syringe. This injection could be performed in the field and would not require a sterile environment or hospital bed.

**C.3.2.2.** *CBLI completed development and validation of analytical assays for cGMP compliant product characterization and lot release.* Lot release specifications shall be further refined for the large-scale consistency batches in consultation with the FDA.

**C.3.2.3.** CBLI shall scale-up the manufacturing process to achieve a cGMP compliant large-scale manufacturing process for Lyo product formulation. CBLI shall conduct product comparability studies to demonstrate cGMP compliant product comparability between each manufacturer.

**C.3.2.4.** CBLI shall manufacture GMP product suitable for expanded nonclinical safety studies, definitive animal efficacy studies, and Phase 2 clinical trials. CBLI shall manufacture consistency lots and perform large-scale process validation and proactively cooperate with the FDA Pre-Approval Inspection as required for product approval.

**C.3.2.5.** CBLI shall perform an ICH-compliant stability testing program on drug product manufactured using validated manufacturing process for Phase 2 expanded safety clinical study and non-clinical definitive animal efficacy studies to establish a shelf life for the drug product in a delivery system suitable for military use.

**C.3.2.6.** CBLI shall perform stability testing to establish operational storage and distribution temperature ranges. Using the established stability profile CBLI shall select the appropriate Time Temperature Indicator (TTI).

**C.3.2.7.** CBLI shall conduct GLP-compliant Segment I and III reproductive toxicology studies to support submission of a BLA for CBLB502. *CBLI conducted GLP-compliant Segment II reproductive toxicology studies in Wistar rats and New Zealand white rabbits. The reports were submitted to the FDA in June 2010.*

**C.3.2.8.** CBLI shall conduct necessary definitive efficacy studies in relevant animal models in accordance with GLP regulations and guidelines to support submission of a BLA for CBLB502. CBLI shall discuss the design of these studies with the FDA for product approval under the Animal Rule. All animal protocols for studies funded under this Statement of Work will be approved by the local IACUC and the DoD ACURO.

**C.3.2.9.** CBLI shall conduct a Phase 2 expanded safety clinical study in a relevant human subject population in accordance with GCP. The clinical protocol for this study will be approved by the DoD HSRRB, if the study is funded by the DoD, and the local IRB.

**C.3.2.10.** CBLI shall prepare and submit in electronic CTD format a BLA for the GI-ARS indication for FDA review. CBLI shall prepare and submit responses to requests for additional information from the FDA during the review process.

**C.3.2.11.** CBLI shall deliver to the Government a minimum of one dose of the FDA approved medical radiation countermeasure (MRC) as part of CLIN 00004.

**C.3.2.12.** CBLI shall partner with the DoD and support the submission of an EUA by preparation of letters that cross-reference the IND file and/or other regulatory documentation.

**C.3.2.13.** CBLI will perform program management and regulatory affairs tasks associated with SOW tasks C.3.2.1 – C.3.2.12.

**C.3.3** **<u>Provision of a MRC</u>**. CBLI shall provide a MRC that is supportable throughout the contemporary operating environment. The MRC shall have, at a minimum, the following key system attributes: (**C.3.3.1.**) it shall be operational across a wide range of temperatures, preferably having a shelf life >2 years at a storage temperature of 20-35°C; (**C.3.3.2.**) it shall be suitable for administration in humans and a delivery system suitable for military use; and (**C.3.3.3**) it shall be labeled in compliance with FDA requirements and shall incorporate the following enabling technologies critical for the use of the MRC throughout the contemporary operating environment: (1) Item Unique Identification (IUID) labeling for each individual unit (e.g. vial) of CBLB502 IAW DFAR 252.211-7003, (2) incorporating Radio Frequency Identification (RFID) technology IAW DFAR 252.211-7006 on each shipping container, and (3) incorporating Time Temperature Indicators (TTI's) on each MRC unit to provide an easy to read device to indicate any potential heat damaged product.

**C.3.4** **Prepare a IMS, CWBS, CWBS Dictionary, and Integrated Risk Management Plan**. CBLI shall submit a SOW, IMS (CDRL A003), CWBS (CDRL A002), CWBS dictionary and Integrated Risk Management Plan for the proposal that encompasses the entire scope of the project. The IMS shall be updated monthly to track progress. The CWBS elements shall define the complete scope of the contract to a breadth and depth necessary to describe the proposed effort to a minimum of Level 4. The IMS, CWBS, and SOW shall be structured to correlate with each other.

**C.3.5.** **Option: Prepare a Technical Data Package (TDP) CLIN 0023**. CBLI shall prepare a TDP (CDRL A009) for the use of CBLB502 to treat GI-ARS. This TDP shall include all necessary documentation and technical data for the Government, or its designee, to continue the development or production of CBLB502 to treat GI-ARS. If at any time CBLB502 ceases to be marketed and is retired, or in the event CBLI defaults and fails to remedy said default before or after approval, CBLI shall transfer the TDP to the Government or its designee under a term specified in the contract. CBLI shall also assist in technical transfer.

**C.3.6** **Option: Prepare and Deliver a Drug Master File (DMF) CLIN 0024.** CBLI shall prepare and deliver a DMF within 90 days of the Government exercising this option.

**C.3.7.** **Option: Utilize an Earned Value Management System (EVMS) CLIN 0017.** If total cost of efforts under cost type Contract Line Item Numbers is equal to or greater than $20M, CBLI shall utilize an Earned Value Management (EVM) System (EVMS) recognized by the cognizant Administrative Contracting Officer (ACO) as complying with the criteria provided in American National Standards Institute (ANSI)/Electronic Industries Alliance (EIA) EVMS standard (ANSI/EIA-748), DoD 5000.2-R, Mandatory Procedures for Major Defense Acquisition Programs (MDAPs) and Major Automated Information System (MAIS) Acquisition Programs (DFARS 252.242-7001 and DFARS 252.242-7002) as well as the policy letter, "Revision to DoD Earned Value Management Policy" dated March 7, 2005. In the event this option is triggered, (i) CBLI shall hold an Integrated Baseline Review (IBR) within six months, unless otherwise agreed, to assess the realism and accuracy of the integrated performance measurement baseline, and (ii) CBLI shall provide monthly EVM reports and quarterly Contract Funds Status Reports using DD Form 1568.

**C.3.8.** **Produce 2,500 – 37,500 Troop Equivalent Doses (CLINS 18 – 22)**. CBLI shall produce between 2,500 and 37,500 Troop Equivalent Doses (TED) of CBLB502 and shall deliver the drug product to the government as directed.

## C.4. <u>General</u>

**C.4.1.** CBLI shall provide the necessary qualified personnel, facilities, equipment, supplies, services, subcontractors, and related administrative and information technology support to accomplish the objectives.

**C.4.2.** CBLI shall allow access to records, files, and other data derived from the work conducted under this Statement of Work for the purposes of audit by the FDA and/or by CBMS-MITS or its designees.

**C.4.3** CBLI shall prepare a written Quality Plan that spells out the roles and responsibilities and allow the Government, or its designee, to audit CBLI or its Subcontractors for regulatory compliance and quality assurance purposes.

**C.4.4.** CBLI shall package, handle, store and transport product in compliance with U.S. Pharmacopeia 1079 (Good Storage and Shipping Practices) and in accordance with FDA cGMP/DOD regulations and conformance to the intended military user. If required CBLI shall use proven commercial or military best inventory management practice to facilitate supply chain management.

**C.4.5.** CBLI shall provide copies of all communications with the FDA and include the Government in all discussions with the FDA in accordance with CDRL. CBLI shall also provide copies of study reports and Target Product Profile in accordance with CDRL A004.

**C.4.6.** CBLI shall provide monthly Progress, Status and Management Reports that describe progress made within the period, summarize projected vs. actual progress, report costs, and inform the Government of existing or potential problem areas and risk mitigation plans. CBLI shall include with the submission of these reports invoices submitted during the report month.

**C.4.7.** CBLI shall participate in a monthly teleconference to include Integrated Product Team meetings in accordance with CDRL A001 or as needed. CBLI shall provide minutes of teleconferences within one week.

**C.4.8.** CBLI shall provide a summary report within three working days, of events that will cause more than a two week delay in schedule, or an increase in cost Estimate at Completion in accordance with CDRL A006.

**C.4.9.** To ensure that CBLI is utilizing best business practices for clinical and nonclinical study data collection and reporting, CBLI shall employ an automated information system (AIS) in accordance with electronic common technical document (eCTD) and ICH guidance for electronic submissions to the FDA. CBLI shall provide MITS JPMO with remote access via CBLI's AIS to clinical and nonclinical data, within a timely manner following CBLI's quality assurance review and acceptance.

**C.4.10.** CBLI provided a copy of company's Code of Business Ethics and Conduct as a Final Proposal Revision submission.

**CONTRACT DATA REQUIREMENTS LIST**
*(1 Data Item)*

*Form Approved OMB No. 0704-0188*

| A. CONTRACT LINE ITEM NO. | B. EXHIBIT | C. CATEGORY: |
|---|---|---|
| 0001, 0002 | A001 | TDP ____ TM ____ OTHER ____ |

| D. SYSTEM/ITEM | E. CONTRACT/PR NO. | F. CONTRACTOR |
|---|---|---|
| | | |

| 1. DATA ITEM NO. | 2. TITLE OF DATA ITEM | 3. SUBTITLE | 17. PRICE GROUP |
|---|---|---|---|
| A001 | Contractor's Progress, Status and Management Reports | | |

| 4. AUTHORITY (Data Acquisition Document No.) | 5. CONTRACT REFERENCE | 6. REQUIRING OFFICE | 18. ESTIMATED TOTAL PRICE |
|---|---|---|---|
| DI-MGMT-80227 | See C.4.5, C.4.6 | MITS JPMO | |

| 7. DD 250 REQ | 9. DIST STATEMENT REQUIRED | 10. FREQUENCY | 12. DATE OF FIRST SUBMISSION |
|---|---|---|---|
| Yes | A | Monthly | see BLK 16 |
| **8. APP CODE** | | **11. AS OF DATE** | **13. DATE OF SUBSEQUENT SUBMISSION** |
| | | Award Date | see Blk 16 |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | | 2 | |
| 15. TOTAL → | 0 | 2 | 0 |

**16. REMARKS**

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

This report shall be submitted monthly to the Government. The contractor's Progress, Status, and Management Report indicates the progress of the work, status of the program and of the assigned tasks. The report shall include cost updates, and information relating to existing or potential problem areas and proposed action to resolve the problems.

A draft report is due on the first Wednesday of the month. Issues and questions from the draft report will be discussed at a teleconference to be conducted on the second Wednesday of the month. A final report, with incorporated changes, corrections, and draft minutes of the teleconference, are due within one week following the teleconference. Government will review and provide comment on the draft minutes within 5 days of receipt. The final minutes will be due within 5 days of receipt from the Government.

Blk 12. First submission is due one month after contract award.
Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to: Government POCs in section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.

Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson, Deputy JPM MITS [signature] | 9/29/09 |

| CONTRACT DATA REQUIREMENTS LIST (1 Data Item) | Form Approved OMB No. 0704-0188 |
|---|---|

| A. CONTRACT LINE ITEM NO. | B. EXHIBIT | C. CATEGORY: |
|---|---|---|
| 0001, 0002 | A002 | TDP ____ TM ____ OTHER X |

| D. SYSTEM/ITEM | E. CONTRACT/PR NO. | F. CONTRACTOR |
|---|---|---|
| Reports | | |

| 1. DATA ITEM NO. | 2. TITLE OF DATA ITEM | 3. SUBTITLE | 17. PRICE GROUP |
|---|---|---|---|
| A002 | Contract Work Breakdown Structure (CWBS) | | |

| 4. AUTHORITY (Data Acquisition Document No.) | 5. CONTRACT REFERENCE | 6. REQUIRING OFFICE | 18. ESTIMATED TOTAL PRICE |
|---|---|---|---|
| DI-MGMT-81334C | See C.3.4 | MITS JPMO | |

| 7. DD 250 REQ | 9. DIST STATEMENT REQUIRED | 10. FREQUENCY | 12. DATE OF FIRST SUBMISSION |
|---|---|---|---|
| Yes | A | As Required | Award date |
| **8. APP CODE** | | **11. AS OF DATE** | **13. DATE OF SUBSEQUENT SUBMISSION** |
| | | Award Date | see Blk 16 |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL → | 2 | 2 | 0 |

**16. REMARKS**

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

The CWBS will be to a depth and breadth necessary to accurately describe the Offeror's proposed effort to a minimum of Level 4. The CWBS shall be structured to correlate with the Contractor's Statement of Work and Integrated Master Schedule. These documents shall be prepared in the Contractor's format.

Blk 10. submit draft changes to the CWBS and CWBS dictionary. The Government will respond with comments or approval 15 days following receipt of draft changes. All changes to the CWBS require Government approval. Approval will be signified by acceptance of a Change Proposal as effected by a contract modification.

Blk 13. A final CWBS and the CWBS dictionary with incorporated changes shall be submitted 10 days after receipt of Government comments.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to:
Government POCs in section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.
Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul<br>MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson<br>Deputy JPM MITS [signature] | 9/29/09 |

| CONTRACT DATA REQUIREMENTS LIST (1 Data Item) | Form Approved OMB No. 0704-0188 |
|---|---|

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

| A. CONTRACT LINE ITEM NO. | B. EXHIBIT | C. CATEGORY: |
|---|---|---|
| 0001, 0002 | A003 | TDP ____ TM ____ OTHER X |

| D. SYSTEM/ITEM | E. CONTRACT/PR NO. | F. CONTRACTOR |
|---|---|---|
| Reports | | |

| 1. DATA ITEM NO. | 2. TITLE OF DATA ITEM | 3. SUBTITLE | 17. PRICE GROUP |
|---|---|---|---|
| A003 | Integrated Master Schedule (IMS) | | |

| 4. AUTHORITY (Data Acquisition Document No.) | 5. CONTRACT REFERENCE | 6. REQUIRING OFFICE | 18. ESTIMATED TOTAL PRICE |
|---|---|---|---|
| DI-MGMT-81650 | See C.3.4 | MITS JPMO | |

| 7. DD 250 REQ | 9. DIST STATEMENT REQUIRED | 10. FREQUENCY | 12. DATE OF FIRST SUBMISSION |
|---|---|---|---|
| Yes | A | Monthly | see Blk 16 |
| **8. APP CODE** | | **11. AS OF DATE** | **13. DATE OF SUBSEQUENT SUBMISSION** |
| | | Award Date | see Blk 16 |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL | 2 | 2 | 0 |

**16. REMARKS**

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

The IMS shall be updated monthly to show task progress, percent completion, schedule slippage. Prior Government approval is required for any other changes.The updated IMS is due on the first Wednesday of the month. Issues and questions from the IMS shall be discussed at the monthly teleconference to be held the second Wednesday of the month. This teleconference may be the same as the Contractor's Progress, Status management Report, A001. The IMS shall be structured to correlate with the Statement of Work and the CWBS. A final report with any corrections is due within a week following the teleconference.

Draft changes to the IMS shall be submitted to the Government for approval. The Government will respond with comments or approval 15 days following receipt of draft changes. Approval will be signified by acceptance of a Change Proposal as effected by a contract modification. A final IMS with incorporated changes shall be submitted 10 days after receipt of Government comments.

Blk 12. Monthly submission shall begin one month after contract award.
Blk 14 & Blk 15. Submit via e-mail in Microsoft Project format to:
Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.
Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army | 29 Sep 09 | John Anderson, Deputy JPM MITS | 9/29/09 |

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages

**CONTRACT DATA REQUIREMENTS LIST**
*(1 Data Item)*

*Form Approved OMB No. 0704-0188*

| | | | | |
|---|---|---|---|---|
| A. CONTRACT LINE ITEM NO.: 0001, 0002 | B. EXHIBIT: A004 | C. CATEGORY: TDP ____ TM ____ OTHER X | | |
| D. SYSTEM/ITEM: Reports | E. CONTRACT/PR NO.: | F. CONTRACTOR: | | |
| 1. DATA ITEM NO.: A004 | 2. TITLE OF DATA ITEM: FDA Communications and Study Reports | 3. SUBTITLE: | | 17. PRICE GROUP: |
| 4. AUTHORITY (Data Acquisition Document No.): DI-MISC-80048 | 5. CONTRACT REFERENCE: C.1 | 6. REQUIRING OFFICE: MITS JPMO | | 18. ESTIMATED TOTAL PRICE: |
| 7. DD 250 REQ: Yes | 9. DIST STATEMENT REQUIRED: A | 10. FREQUENCY: As Required | 12. DATE OF FIRST SUBMISSION: see Blk 16 | |
| 8. APP CODE: | | 11. AS OF DATE: Award Date | 13. DATE OF SUBSEQUENT SUBMISSION: see Blk 16 | |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL | 2 | 2 | 0 |

**16. REMARKS**

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch

Data package shall contain copies of all communications with the U.S. Food and Drug Administration (FDA), including Investigational New Drug (IND) submissions, periodic reports, and materials supporting meetings with the FDA. The data package shall also contain all FDA-initiated correspondence, to include meeting minutes, requests for additional information, etc. All FDA communications shall be submitted in accordance with FDA guidance to industry. The Contractor shall send copies of regulatory documents to the Government at the same time they are sent to the FDA. Copies of regulatory communications received from the FDA shall be sent within three days of receipt. MITS JPMO shall be include in all discussions with the FDA and shall be given sufficient advance notice for these discussions.

Other reports provided to MITS JPMO shall include the following: updates to the Target Product Profile (TPP); draft study reports; and final study reports. The initial TPP submission shall be provided within one month of contract award. The TPP, when updated, shall be provided in conjunction with the next submission of CDRL A001.

Draft reports shall be submitted within 30 days following completion of in-life portion of study unless otherwise stated on the approved IMS. Draft study reports shall be provided at least 1 week prior to report finalization and submission to the FDA and/or MITS JPMO.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to:
Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.
Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson, Deputy JPM MITS [signature] | 9/29/09 |

DD FORM 1423-1, FEB 2001 — PREVIOUS EDITION MAY BE USED. — Page ____ of ____ Pages

| **CONTRACT DATA REQUIREMENTS LIST** (1 Data Item) | *Form Approved* OMB No. 0704-0188 |
|---|---|

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

| A. CONTRACT LINE ITEM NO. | B. EXHIBIT | C. CATEGORY: TDP ___ TM ___ OTHER |
|---|---|---|
| 0001, 0002 | A005 | X |

| D. SYSTEM/ITEM | E. CONTRACT/PR NO. | F. CONTRACTOR |
|---|---|---|
| Reports | | |

| 1. DATA ITEM NO. | 2. TITLE OF DATA ITEM | 3. SUBTITLE | 17. PRICE GROUP |
|---|---|---|---|
| A005 | Interim Program Review | | |

| 4. AUTHORITY (Data Acquisition Document No.) | 5. CONTRACT REFERENCE | 6. REQUIRING OFFICE | 18. ESTIMATED TOTAL PRICE |
|---|---|---|---|
| DI-MGMT-81605 | C.4.6 | MITS JPMO | |

| 7. DD 250 REQ | 9. DIST STATEMENT REQUIRED | 10. FREQUENCY | 12. DATE OF FIRST SUBMISSION |
|---|---|---|---|
| Yes | A | Quarterly | see Blk 16 |
| **8. APP CODE** | | **11. AS OF DATE** | **13. DATE OF SUBSEQUENT SUBMISSION** |
| | | Award Date | see Blk 16 |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL | 2 | 2 | 0 |

**16. REMARKS**

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

A draft Microsoft PowerPoint presentation in the Contractor's format shall be submitted to the Government by the Contractor or Subcontractor ten days prior to the quarterly Interim Program Review. This gives the Government the opportunity to review the slides and present any changes to be made prior to the review with JPM-MITS.

The content of the briefing shall include but not limited to the following: completed tasks within that quarter, highlights of completed tasks, summary of results from studies, projected task for the next quarter, schedule updates, summary of results from completed studies, risks/issues, and execution rates.

Blk 12. The first Interim Program Review will take place three months following contract award.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to: Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.

Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson, Deputy JPM MITS [signature] | 9/29/09 |

| **CONTRACT DATA REQUIREMENTS LIST** *(1 Data Item)* | *Form Approved OMB No. 0704-0188* |
|---|---|

| | |
|---|---|
| A. CONTRACT LINE ITEM NO. | 0001, 0002 |
| B. EXHIBIT | A006 |
| C. CATEGORY: | TDP ____ TM ____ OTHER X |
| D. SYSTEM/ITEM | Reports |
| E. CONTRACT/PR NO. | |
| F. CONTRACTOR | |
| 1. DATA ITEM NO. | A006 |
| 2. TITLE OF DATA ITEM | Report, Production, or Delivery problems |
| 3. SUBTITLE | |
| 4. AUTHORITY (Data Acquisition Document No.) | DI-MGMT-81178 |
| 5. CONTRACT REFERENCE | C.4.7 |
| 6. REQUIRING OFFICE | MITS JPMO |
| 7. DD 250 REQ | Yes |
| 8. APP CODE | |
| 9. DIST STATEMENT REQUIRED | A |
| 10. FREQUENCY | As Required |
| 11. AS OF DATE | Award Date |
| 12. DATE OF FIRST SUBMISSION | see Blk 16 |
| 13. DATE OF SUBSEQUENT SUBMISSION | see Blk 16 |
| 17. PRICE GROUP | |
| 18. ESTIMATED TOTAL PRICE | |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL | 2 | 2 | 0 |

**16. REMARKS**

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

The Contractor shall report any incident to the Government that could result in a more than two week delay in schedule, or an increase in cost Estimate at Completion. Telephonically contact the Government within one day of incident. A written summary report shall be submitted within three business days of an incident.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to: Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.

Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson, Deputy JPM MITS [signature] | 9/29/09 |

# CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

*Form Approved*
*OMB No. 0704-0188*

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

| | | |
|---|---|---|
| A. CONTRACT LINE ITEM NO.<br>0001, 0002 | B. EXHIBIT<br>A007 | C. CATEGORY:<br>TDP ____ TM ____ OTHER X |
| D. SYSTEM/ITEM<br>Reports | E. CONTRACT/PR NO. | F. CONTRACTOR |

| | | | |
|---|---|---|---|
| 1. DATA ITEM NO.<br>A007 | 2. TITLE OF DATA ITEM<br>Contract Funds Status Report (CFSR) | 3. SUBTITLE | 17. PRICE GROUP |
| 4. AUTHORITY (Data Acquisition Document No.)<br>DI-MGMT-81468 | 5. CONTRACT REFERENCE<br>C.3.7 | 6. REQUIRING OFFICE<br>MITS JPMO | 18. ESTIMATED TOTAL PRICE |

| | | | |
|---|---|---|---|
| 7. DD 250 REQ<br>Yes | 9. DIST STATEMENT REQUIRED<br>A | 10. FREQUENCY<br>Quarterly | 12. DATE OF FIRST SUBMISSION<br>see Blk 16 |
| 8. APP CODE | | 11. AS OF DATE<br>Award Date | 13. DATE OF SUBSEQUENT SUBMISSION<br>see Blk 16 |

14. DISTRIBUTION

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL | 2 | 2 | 0 |

16. REMARKS

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

A draft CFSR (DD Form 1568) is due on the first Wednesday of the first month of a fiscal quarter (federal fiscal year begins Oct 1). Issues and questions from the draft report shall be discussed at a teleconference on the second Wednesday of the month. This teleconference may be the same as for the Contractor's Progress, Status and Management Report, A001. A final report, with incorporated changes, corrections, and minutes of the teleconference, are due five working days following the teleconference.

Blk 12. The initial submission is due 3 months post contract award.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to: Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.

Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| | | | |
|---|---|---|---|
| G. PREPARED BY<br>Nizamettin Gul<br>MAJ, U.S. Army | H. DATE<br>29 Sep 09 | I. APPROVED BY<br>John Anderson<br>Deputy JPM MITS | J. DATE<br>9/29/09 |

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages

**CONTRACT DATA REQUIREMENTS LIST**
*(1 Data Item)*

*Form Approved OMB No. 0704-0188*

| | | |
|---|---|---|
| A. CONTRACT LINE ITEM NO.: 0001, 0002 | B. EXHIBIT: A008 | C. CATEGORY: TDP ___ TM ___ OTHER X |
| D. SYSTEM/ITEM: Reports | E. CONTRACT/PR NO.: | F. CONTRACTOR: |

| | | | |
|---|---|---|---|
| 1. DATA ITEM NO.: A008 | 2. TITLE OF DATA ITEM: Contract Performance Report (CPR) | 3. SUBTITLE: | 17. PRICE GROUP: |
| 4. AUTHORITY *(Data Acquisition Document No.)*: DI-MGMT-81466A | 5. CONTRACT REFERENCE: C.3.7 | 6. REQUIRING OFFICE: MITS JPMO | 18. ESTIMATED TOTAL PRICE: |

| | | | |
|---|---|---|---|
| 7. DD 250 REQ: Yes | 9. DIST STATEMENT REQUIRED: A | 10. FREQUENCY: Monthly | 12. DATE OF FIRST SUBMISSION: see Blk 16 |
| 8. APP CODE: | | 11. AS OF DATE: Award Date | 13. DATE OF SUBSEQUENT SUBMISSION: see Blk 16 |

14. DISTRIBUTION

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL | 2 | 2 | 0 |

16. REMARKS

BLK 4. DID can be obtained from http://assist.daps.dla.mil/quicksearch.

The CPR shall be submitted monthly. The CPR shall contain Formats 1 and 5 containing data for measuring Contractors' cost and schedule performance. These reports shall be integrated with the CWBS (A002) and IMS (A003). A draft report is due on the first Wednesday of the month. Issues and questions from the draft report will be addressed on the second Wednesday of the month. This teleconference may be the same as the Contractor's Progress, Status, and Management Report (A001). A final report, with incorporated changes and corrections, are due within a week following the teleconference.
Blk 12. The first submission is due one month after contract award.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to:
Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.
Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson, Deputy JPM MITS [signature] | 9/29/09 |

DD FORM 1423-1, FEB 2001 — PREVIOUS EDITION MAY BE USED. — Page ____ of ____ Pages

| **CONTRACT DATA REQUIREMENTS LIST** (1 Data Item) | Form Approved OMB No. 0704-0188 |
|---|---|

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

| A. CONTRACT LINE ITEM NO. | B. EXHIBIT | C. CATEGORY: |
|---|---|---|
| 0002 | A009 | TDP ____ TM ____ OTHER X |

| D. SYSTEM/ITEM | E. CONTRACT/PR NO. | F. CONTRACTOR |
|---|---|---|
| Reports | | |

| 1. DATA ITEM NO. | 2. TITLE OF DATA ITEM | 3. SUBTITLE | 17. PRICE GROUP |
|---|---|---|---|
| A009 | Technical Data Package (TDP) | | |

| 4. AUTHORITY (Data Acquisition Document No.) | 5. CONTRACT REFERENCE | 6. REQUIRING OFFICE | 18. ESTIMATED TOTAL PRICE |
|---|---|---|---|
| | C.3.5 | MITS JPMO | |

| 7. DD 250 REQ | 9. DIST STATEMENT REQUIRED | 10. FREQUENCY | 12. DATE OF FIRST SUBMISSION |
|---|---|---|---|
| Yes | | One Time | see Blk 16 |
| **8. APP CODE** | | **11. AS OF DATE** | **13. DATE OF SUBSEQUENT SUBMISSION** |
| | | see Blk 16 | see Blk 16 |

**14. DISTRIBUTION**

| a. ADDRESSEE | b. COPIES Draft | Final Reg | Final Repro |
|---|---|---|---|
| see address in block 16 | 2 | 2 | |
| 15. TOTAL → | 2 | 2 | 0 |

**16. REMARKS**

The Government shall direct preparation of a Technical Data Package that includes all necessary documentation and data for the Government, or its designee, to continue the development or production of the product. At any time the product ceases to be marketed and is retired or in the event the Contractor defaults and fails to remedy said default before or after approval, the Contractor shall transfer the TDP to the Government or its designee. The Contractor shall also assist in the technical transfer as determined by the Government. The draft TDP shall be grammatically and typographically correct. The corrected TDP with recommended changes made, is due within ten working days after receipt of the Government's comments.

Blk 14 & Blk 15. Submit via e-mail in Microsoft Office format to:
Government POCs listed in Section G of contract.

Electronic submissions are preferred. Submit to the COR as designated on the appointment letter.
Address to: Joint Product Manager - Medical Identification Treatment Systems
(JPM-MITS)
64 Thomas Johnson Dr.
Frederick, MD 21702

| G. PREPARED BY | H. DATE | I. APPROVED BY | J. DATE |
|---|---|---|---|
| Nizamettin Gul, MAJ, U.S. Army [signature] | 29 Sep 09 | John Anderson, Deputy JPM MITS [signature] | 9/29/09 |